SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	December 21, 2006
(Date of earliest event reported)	December 21, 2006

ONEOK, Inc.

(Exact name of registrant as specified in its charter)
Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 21, 2006, we filed a Current Report on Form 8-K with the Securities and Exchange Commission reporting that John W. Gibson and David J. Tippeconnic had been elected to our Board of Directors. This amendment to our report on Form 8-K is being filed to report additional information regarding these recently elected directors.

On December 21, 2006, our Board of Directors assigned David J. Tippeconnic and John W. Gibson to class A of our Board. Mr. Tippeconnic and Mr. Gibson, together with the other members of class A, will stand for reelection at our 2007 annual meeting of shareholders.

In addition, on December 21, 2006 our Board of Directors appointed

Mr. Tippeconnic to serve on the Audit Committee and the Executive Compensation Committee of our Board of Directors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	December 21, 2006	By:	/s/ Jim Kneale
Jim Kneale
Executive Vice President -- Finance and Administration and Chief Financial Officer (Principal Financial Officer)

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